Exhibit 99.1

Cash America Announces Fourth Quarter Earnings Per Share Increases 24% and Declares Dividend

FORT WORTH, Texas--(BUSINESS WIRE)--Cash America International, Inc. (NYSE: CSH) announced today that its fourth quarter 2007 earnings per share rose 24% to 88 cents on $26,287,000 in net income compared to 71 cents per share on net income of $21,699,000 for the fourth quarter of 2006. The successful fourth quarter 2007 period, which ended on December 31, is attributable to a 21% increase in total revenue for the period, which reached $261,129,000, up from $215,714,000 in the same period in 2006. The year-over-year revenue growth continued a trend that has existed throughout 2007, as revenue from the Company’s various loan products increased 23% to $138.3 million and revenue from the sale of merchandise increased 20% to $119.5 million in the fourth quarter of 2007 compared to the fourth quarter of 2006.

Commenting on the results of the quarter, Daniel R. Feehan, President and Chief Executive Officer of Cash America, said, “Our Company emerged from one of the most challenging fourth quarter economic environments in recent history with strong and improving trends in our key business metrics. During the period, we experienced the second consecutive quarter with a sequential decrease in loan losses and the disposition of merchandise in our stores increased year over year while gross profit margins expanded. These factors led to a sequential improvement in our marginal profitability compared to the third quarter and positions us well as we move ahead into fiscal 2008.”

Total revenue for the fiscal year ended December 31, 2007, was $929.4 million, up 34% from $694.5 million in 2006. Cash America finished fiscal year 2007 with a 30% increase in net income to $79,346,000 ($2.61 per share) for the twelve-month period compared to $60,940,000 ($2.00 per share) in fiscal 2006. Included in the 2007 total is an after-tax gain of 13 cents per share from a pre-tax gain of $6.3 million from the Company’s third quarter sale of its notes receivable related to the 2004 sale of its overseas pawn lending business, Svensk Pantbelåning. Included in the 2006 total is an after-tax gain of 5 cents per share from a $2,167,000 pre-tax gain on proceeds from a lease contract that was terminated during the second quarter of that year. Excluding these gains, income from continuing operations was up 26% to $75,290,000 ($2.48 per share) for the full year of 2007 compared to the full year of 2006.

Cash America will conduct a conference call to discuss its fourth quarter earnings Thursday, January 24, 2008 at 3:45 PM CST. A live web cast of the call will be available on the Company’s corporate web site in the Investor Relations section (www.cashamerica.com). To listen to the live call, please go to the web site at least fifteen minutes early to register, download, and install any necessary audio software. A replay will be available on the Company’s web site for 90 days following the conference call.

Additionally, the Company announced that the Board of Directors, at its regularly scheduled quarterly meeting, declared a $0.035 (3.5 cents) per share cash dividend on common stock outstanding. The dividend will be paid at the close of business on February 20, 2008 to shareholders of record on February 6, 2008.

Outlook for the First Quarter of 2008 and the 2008 Fiscal Year

Management believes that the opportunities for sustained growth in revenue and earnings will be largely associated with the customer demand for the credit products provided by the Company, which take the form of pawn loans and short-term cash advances, and the ability to sell merchandise from unredeemed pawn loans. As it enters the first quarter of 2008, management anticipates that demand for the Company’s products will remain strong, but also believes that, as in prior years, tax refunds received by the Company’s customers during the first quarter will have a meaningful impact on the first quarter results. Typically the Company’s customers who receive refunds use those proceeds to pay-off current and past due cash advance obligations, to redeem pawned merchandise and to purchase merchandise at the Company’s locations. Based on its views and on the preceding factors, management expects that the first quarter 2008 net income per share will be between 70 and 75 cents per share compared to 63 cents per share in the first quarter 2007.

Expectations for the remainder of fiscal 2008 will be affected by the magnitude and timing of personal income tax refunds for many of the Company’s customers and the subsequent recovery of earning asset levels in later periods based on customer demand for credit products. At this time, management confirms its previously reported expectation that its fiscal year 2008 earnings per share will be in the range of $2.85 and $3.05, compared to $2.48 per share from continuing operations in fiscal 2007. The fiscal 2007 comparable full year income from continuing operations excludes an after-tax gain of 13 cents per share related to the third quarter pre-tax gain of $6.3 million from the Company’s sale of its notes receivable from its former overseas pawn lending business.

Cash America International, Inc. is a provider of specialty financial services to individuals in the United States with 942 total locations. Cash America is the largest provider of secured non-recourse loans to individuals, commonly referred to as pawn loans, through 499 locations in 23 states under the brand names Cash America Pawn and SuperPawn. The Company also offers short-term cash advances in many of its locations including 304 locations that offer this service under the brand names Cash America Payday Advance and Cashland. Short-term cash advances are also offered over the Internet to customers in 32 states in the United States and the United Kingdom at http://www.cashnetusa.com and http://www.quickquid.co.uk, respectively. In addition, check cashing services are provided through its 139 franchised and Company-owned “Mr. Payroll” check cashing centers.

For additional information regarding the Company and the services it provides, visit the Company’s websites located at:

http://www.cashamerica.com	http://www.cashnetusa.com
http://www.cashlandloans.com	http://www.quickquid.co.uk

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

This release contains forward-looking statements about the business, financial condition and prospects of Cash America International, Inc. and its subsidiaries (the “Company”). The actual results of the Company could differ materially from those indicated by the forward-looking statements because of various risks and uncertainties including, without limitation, changes in demand for the Company's services, the continued acceptance of the online distribution channel by the Company’s cash advance customers, the actions of third parties who offer products and services at the Company’s locations, changes in tax and other laws and governmental rules and regulations applicable to the Company’s business, fluctuations in the price of gold, changes in competition, the ability of the Company to open new operating units in accordance with its plans, economic conditions, real estate market fluctuations, interest rate fluctuations, changes in foreign currency exchange rates, changes in the capital markets, changes in tax and other laws and governmental rules and regulations applicable to the Company's businesses, the ability to successfully integrate newly acquired businesses into the Company’s operations and other risks indicated in the Company's filings with the Securities and Exchange Commission. These risks and uncertainties are beyond Company’s control, and the Company cannot predict all of the risks and uncertainties that could cause its actual results to differ materially from those indicated by the forward-looking statements. When used in this release, terms such as “believes,” “estimates,” “plans,” “expects,” “anticipates” and similar expressions as they relate to the Company or its management are intended to identify forward-looking statements. The Company disclaims any intention or obligation to update or revise any forward-looking statements to reflect events or circumstances occurring after the date of this release.

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES
HIGHLIGHTS OF CONSOLIDATED RESULTS OF OPERATIONS
(in thousands, except per share data)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2007	2006	2007	2006

Consolidated Operations:
Total revenue	$261,129	$215,714	$929,394	$694,514
Net revenue	$186,739	$152,694	$682,602	$489,585
Total operating expenses	$141,059	$115,400	$549,093	$385,566

Income from operations	$45,680	$37,294	$133,509	$104,019

Income before income taxes	$41,733	$33,839	$124,765	$96,168

Net Income	$26,287	$21,699	$79,346	$60,940

Earnings per share:
Basic	$0.90	$0.73	$2.68	$2.05
Diluted	$0.88	$0.71	$2.61	$2.00

Weighted average shares:
Basic	29,338	29,750	29,643	29,676
Diluted	30,008	30,561	30,349	30,532

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES CONSOLIDATED BALANCE SHEETS (in thousands, except share data)

	December 31,
	2007	2006
	(Unaudited)
Assets

Current assets:
Cash and cash equivalents	$22,725	$25,723
Pawn loans	137,319	127,384
Cash advances, net	88,148	79,975
Merchandise held for disposition, net	98,134	87,060
Finance and service charges receivable	26,963	25,377
Other receivables and prepaid expenses	16,292	16,128
Deferred tax assets	20,204	16,324

Total current assets	409,785	377,971

Property and equipment, net	161,676	119,261
Goodwill	306,221	238,499
Intangible assets, net	23,484	27,477
Other assets	3,478	13,036

Total assets	$904,644	$776,244

Liabilities and Stockholders’ Equity

Current liabilities:
Accounts payable and accrued expenses	$87,399	$91,217
Customer deposits	7,856	7,464
Income taxes currently payable	3,755	2,691
Current portion of long-term debt	8,500	16,786

Total current liabilities	107,510	118,158

Deferred tax liabilities	18,584	12,770
Other liabilities	1,671	1,625
Long-term debt	280,277	202,963

Total liabilities	408,042	335,516

Stockholders’ equity:
Common stock, $.10 par value per share, 80,000,000 shares authorized, 30,235,164 shares issued	3,024	3,024
Additional paid-in capital	163,581	161,683
Retained earnings	363,180	287,962
Accumulated other comprehensive income (loss)	16	20
Notes receivable secured by common stock	−	(18)
Treasury shares, at cost (1,136,059 shares and 565,840 shares at December 31, 2007 and 2006, respectively)	(33,199)	(11,943)

Total stockholders’ equity	496,602	440,728

Total liabilities and stockholders’ equity	$904,644	$776,244

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME
(in thousands, except per share data)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2007	2006	2007	2006
		(Unaudited)

Revenue
Finance and service charges	$43,949	$40,425	$160,960	$149,472
Proceeds from disposition of merchandise	119,479	99,864	396,821	334,036
Cash advance fees	94,316	71,870	355,196	195,105
Check cashing fees, royalties and other	3,385	3,555	16,417	15,901

Total Revenue	261,129	215,714	929,394	694,514

Cost of Revenue
Disposed merchandise	74,390	63,020	246,792	204,929

Net Revenue	186,739	152,694	682,602	489,585

Expenses
Operations	81,143	69,183	304,480	247,707
Cash advance loss provision	36,550	26,825	155,238	59,563
Administration	14,939	11,882	57,250	50,984
Depreciation and amortization	8,427	7,510	32,125	27,312

Total Expenses	141,059	115,400	549,093	385,566

Income from Operations	45,680	37,294	133,509	104,019

Interest expense	(3,902)	(3,935)	(16,021)	(11,945)
Interest income	42	429	1,041	1,631
Foreign currency transaction gain	(87)	51	(24)	296
Gain from termination of contract	−	−	−	2,167
Gain on sale of foreign notes	−	−	6,260	−

Income before Income Taxes	41,733	33,839	124,765	96,168
Provision for income taxes	15,446	12,140	45,419	35,228

Net Income	$26,287	$21,699	$79,346	$60,940

Earnings Per Share:

Basic	$0.90	$0.73	$2.68	$2.05
Diluted	$0.88	$0.71	$2.61	$2.00

Weighted average common shares outstanding:

Basic	29,338	29,750	29,643	29,676
Diluted	30,008	30,561	30,349	30,532

Dividends declared per common share	$0.035	$0.025	$0.140	$0.100

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES
FINANCIAL AND OPERATING DATA
($ in thousands unless otherwise noted)

Three Months Ended	Year Ended
December 31,	December 31,
2007	2006	2007	2006

PAWN LENDING OPERATIONS:
Pawn loans
Annualized yield on pawn loans	128.3%	122.7%	125.5%	123.6%
Total amount of pawn loans written and renewed	$136,741	$116,876	$514,799	$474,046
Average pawn loan balance outstanding	$135,914	$130,713	$128,259	$120,930
Average pawn loan balance per average location in operation	$281	$279	$267	$262
Ending pawn loan balance per location in operation	$283	$268	$283	$268
Average pawn loan amount at end of period (not in thousands)	$116	$107	$116	$107
Profit margin on disposition of merchandise as a percentage of proceeds from disposition of merchandise	37.7%	36.9%	37.8%	38.7%
Average annualized merchandise turnover	2.9	x	2.8	x	2.7	x	2.7	x
Average balance of merchandise held for disposition per average location in operation	$210	$188	$189	$165
Ending balance of merchandise held for disposition per location in operation	$202	$183	$202	$183

Pawnshop locations in operation –
Beginning of period, owned	483	463	475	456
Acquired	―	12	5	19
Start-ups	2	―	6	2
Combined or closed	―	―	(1)	(2)
End of period, owned	485	475	485	475
Franchise locations at end of period	14	12	14	12
Total pawnshop locations at end of period	499	487	499	487
Average number of owned pawnshop locations	484	469	480	462

Cash advances (a)
Pawn locations offering cash advances at end of period	431	423	431	423
Average number of pawn locations offering cash advances	430	419	426	423

Amount of cash advances written at pawn locations:
Funded by the Company	$16,123	$17,839	$65,022	$66,952
Funded by third-party lenders (b) (d)	47,195	56,059	188,705	207,732
Aggregate amount of cash advances written at pawn locations(b) (f)	$63,318	$73,898	$253,727	$274,684

Number of cash advances written at pawn locations (not in thousands):
By the Company	53,020	58,922	213,273	213,467
By third-party lenders (b) (d)	100,847	124,998	409,576	480,649
Aggregate number of cash advances written at pawn locations(b) (f)	153,867	183,920	622,849	694,116

Cash advance customer balances due at pawn locations (gross):
Owned by Company (c)	$8,627	$8,448	$8,627	$8,448
Owned by third-party lenders (b) (d)	9,198	11,202	9,198	11,202
Aggregate cash advance customer balances due at pawn locations (gross) (b) (f)	$17,825	$19,650	$17,825	$19,650

CASH AMERICA INTERNATIONAL, INC., AND SUBSIDIARIES
FINANCIAL AND OPERATING DATA (Continued)
($ in thousands unless otherwise noted)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2007	2006	2007	2006

CASH ADVANCE OPERATIONS (e):
Storefront operations:
Amount of cash advances written:
Funded by the Company	$184,120	$182,439	$706,839	$614,008
Funded by third-party lenders (b) (d)	30,599	33,350	115,483	137,345
Aggregate amount of cash advances written (b) (f)	$214,719	$215,789	$822,322	$751,353

Number of cash advances written (not in thousands):
By the Company	505,761	505,184	1,944,251	1,740,615
By third-party lenders (b) (d)	54,945	62,275	214,372	266,389
Aggregate number of cash advances written (b) (f)	560,706	567,459	2,158,623	2,007,004

Cash advance customer balances due (gross):
Owned by the Company (c)	$51,389	$53,201	$51,389	$53,201
Owned by third-party lenders (b) (d)	5,530	6,327	5,530	6,327
Aggregate cash advance customer balances due (gross) (b) (f)	$56,919	$59,528	$56,919	$59,528

Cash advance locations in operation (excluding online lending) –
Beginning of period	301	293	295	286
Start-ups	4	2	14	12
Combined or closed	(1)	―	(5)	(3)
End of period	304	295	304	295
Average number of cash advance locations	303	295	299	290

Internet lending operations:
Amount of cash advances written:
Funded by the Company	$162,641	$120,601	$598,306	$136,226
Funded by third-party lenders (b) (d)	98,692	15,500	350,572	15,500
Aggregate amount of cash advances written (b) (f)	$261,333	$136,101	$948,878	$151,726

Number of cash advances written (not in thousands):
By the Company	406,406	316,081	1,523,872	356,561
By third-party lenders (b) (d)	153,507	32,442	594,909	32,442
Aggregate number of cash advances written (b) (f)	559,913	348,523	2,118,781	389,003

Cash advance customer balances due (gross):
Owned by the Company (c)	$53,808	$37,839	$53,808	$37,839
Owned by third-party lenders (b) (d)	19,852	7,158	19,852	7,158
Aggregate cash advance customer balances due (gross) (b) (f)	$73,660	$44,997	$73,660	$44,997

Number of states with online lending at end of period	32	29	32	29
Number of countries with online lending at end of period	2	1	2	1

CASH AMERICA INTERNATIONAL, INC., AND SUBSIDIARIES
FINANCIAL AND OPERATING DATA (Continued)
($ in thousands unless otherwise noted)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2007	2006	2007	2006

Combined Storefront and Internet lending operations:
Amount of cash advances written:
Funded by the Company	$346,761	$303,040	$1,305,145	$750,234
Funded by third-party lenders (b) (d)	129,291	48,850	466,055	152,845
Aggregate amount of cash advances written (b) (f)	$476,052	$351,890	$1,771,200	$903,079

Number of cash advances written (not in thousands):
By the Company	912,167	821,265	3,468,123	2,097,176
By third-party lenders (b) (d)	208,452	94,717	809,281	298,831
Aggregate number of cash advances written (b) (f)	1,120,619	915,982	4,277,404	2,396,007

Cash advance customer balances due (gross):
Owned by the Company (c)	$105,197	$91,040	$105,197	$91,040
Owned by third-party lenders (b) (d)	25,382	13,485	25,382	13,485
Aggregate cash advance customer balances due (gross) (b) (f)	$130,579	$104,525	$130,579	$104,525

CONSOLIDATED CASH ADVANCE PRODUCT SUMMARY (a) (b) (e):
Amount of cash advances written:
Funded by the Company	$362,884	$320,879	$1,370,167	$817,186
Funded by third-party lenders (b) (d)	176,486	104,909	654,760	360,577
Aggregate amount of cash advances written (b) (f)	$539,370	$425,788	$2,024,927	$1,177,763

Number of cash advances written (not in thousands):
By the Company	965,187	880,187	3,681,396	2,310,643
By third-party lenders (b) (d)	309,299	219,715	1,218,857	779,480
Aggregate number of cash advances written (b) (f)	1,274,486	1,099,902	4,900,253	3,090,123

Average amount per cash advance written (not in thousands):
Funded by the Company	$376	$365	$372	$354
Funded by third-party lenders (b) (d)	571	477	537	463
Aggregate average amount per cash advance (b) (f)	$423	$387	$413	$381

Cash advance customer balances due (gross):
Owned by the Company (c)	$113,824	$99,488	$113,824	$99,488
Owned by third-party lenders (b) (d)	34,580	24,687	34,580	24,687
Aggregate cash advance customer balances due (gross) (b) (f)	$148,404	$124,175	$148,404	$124,175

Total locations offering cash advances at end of period (excluding online lending)	735	718	735	718
Average total locations offering cash advances (excluding online lending)	733	714	725	713
Number of states with online lending at end of period	32	29	32	29
Number of countries with online lending at end of period	2	1	2	1

CASH AMERICA INTERNATIONAL, INC., AND SUBSIDIARIES
FINANCIAL AND OPERATING DATA (Continued)
($ in thousands unless otherwise noted)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2007	2006	2007	2006
CHECK CASHING OPERATIONS (Mr. Payroll):
Centers in operation at end of year (not in thousands):
Company-owned locations	5	5	5	5
Franchised locations (b)	134	131	134	131
Combined centers in operations at end of year (b)	139	136	139	136

Revenue from Company-owned locations	$105	$127	$484	$569
Revenue from franchise royalties and other	697	718	3,135	3,356
Total revenue (c)	$802	$845	$3,619	$3,925

Face amount of checks cashed:
Company-owned locations	$8,022	$9,255	$33,746	$38,446
Franchised locations (b)	302,718	300,762	1,260,995	1,269,724
Combined face amount of checks cashed (b)	$310,740	$310,017	$1,294,741	$1,308,170

Fees collected from customers:
Company-owned locations (c)	$105	$126	$484	$569
Franchised locations (b)	4,134	4,115	17,678	17,889
Combined fees collected from customers (b)	$4,239	$4,241	$18,162	$18,458

Fees as a percentage of checks cashed:
Company-owned locations	1.3%	1.4%	1.4%	1.5%
Franchised locations (b)	1.4	1.4	1.4	1.4
Combined fees as a percentage of checks cashed (b)	1.4%	1.4%	1.4%	1.4%

Average check cashed (not in thousands):
Company-owned locations	$380	$371	$392	$393
Franchised locations (b)	419	405	436	421
Combined average check cashed (b)	$418	$404	$435	$420

(a)	Includes cash advance activities at the Company’s pawn lending locations.
(b)

Non-GAAP presentation. For informational purposes and to provide a greater understanding of the Company’s businesses. Management believes information provided with this level of detail is meaningful and useful in understanding the activities and business metrics of the Company’s operations.

(c)	Amounts recorded in the Company’s consolidated financial statements.
(d)	Cash advances written by third-party lenders that were arranged by the Company on behalf of the third-party lenders.
(e)	Includes cash advance activities at the Company’s cash advance storefront locations and through the Company’s internet distribution channel.
(f)	Includes (i) cash advances written by the Company, and (ii) cash advances written by third-party lenders that were arranged by the Company on behalf of the third-party lenders.

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES
CONSOLIDATED CASH ADVANCES OUTSTANDING AND RELATED ALLOWANCE FOR LOSSES
(in thousands)

	December 31,
	2007	2006

Funded by the Company (b)
Active cash advances and fees receivable	$76,620	$69,489
Cash advances and fees in collection	24,099	24,499
Total funded by the Company (b)	100,719	93,988

Funded by third-party lenders (a) (c)
Active cash advances and fees receivable	34,580	24,721
Cash advances and fees in collection	13,105	5,466
Total funded by third-party lenders (a) (c)	47,685	30,187

Combined gross portfolio (a) (d)	148,404	124,175
Less: Elimination of cash advances owned by third-party lenders	34,580	24,687
Company-owned cash advances and fees receivable, gross	113,824	99,488
Less: Allowance for losses	25,676	19,513
Cash advances and fees receivable, net	$88,148	$79,975

	Three Months Ended		Year Ended
	December 31,		December 31,
	2007	2006	2007	2006

Allowance for company-owned cash advances

Balance at beginning of period	$30,925	$11,089	$19,513	$6,309
Cash advance loss provision	36,554	26,425	154,565	59,284
Charge-offs	(46,219)	(20,351)	(163,352)	(56,276)
Recoveries	4,416	2,350	14,950	10,196

Balance at end of period	$25,676	$19,513	$25,676	$19,513

Accrual for third-party lender-owned cash advances

Balance at beginning of period	$1,832	$753	$1,155	$874
Increase (decrease) in loss provision	(4)	400	673	279

Balance at end of period	$1,828	$1,153	$1,828	$1,153

Combined statistics (d)
Combined cash advance loss provision	$36,550	$26,825	$155,238	$59,563
Combined cash advance loss provision as a % of combined cash advances written (a)	6.8%	6.3%	7.7%	5.1%
Charge-offs (net of recoveries) as a % of combined cash advances written (a)	7.8%	4.2%	7.3%	3.9%
Combined allowance for losses and accrued third-party lender losses as a % of combined gross portfolio (a)	18.5%	16.6%	18.5%	16.6%

(a)

Non-GAAP presentation. For informational purposes and to provide a greater understanding of the Company’s businesses. Management believes information provided with this level of detail is meaningful and useful in understanding the activities and business metrics of the Company’s operations.

(b)	Cash advances written by the Company in its pawn and cash advance locations and through the Company’s Internet distribution channel.
(c)

Cash advances written by third-party lenders that were arranged by the Company on behalf of the third-party lenders, all at the Company’s pawn and cash advance locations and through the Company’s Internet distribution channel.

(d)

Includes (i) cash advances written by the Company, and (ii) cash advances written by third-party lenders that were arranged by the Company on behalf of the third-party lenders, all at the Company’s pawn and cash advance locations and through the Company’s Internet distribution channel.

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES
INCOME FROM OPERATIONS BY OPERATING SEGMENT
THREE MONTHS ENDED DECEMBER 31, 2007 AND 2006
(in thousands)

	Pawn	Cash	Check
	Lending	Advance (1)	Cashing	Consolidated

Three Months Ended December 31, 2007:

Revenue
Finance and service charges	$43,949	$ ―	$ ―	$43,949
Proceeds from disposition of merchandise	119,479	―	―	119,479
Cash advance fees	10,607	83,709	―	94,316
Check cashing fees, royalties and other	830	1,753	802	3,385

Total revenue	174,865	85,462	802	261,129

Cost of revenue – disposed merchandise	74,390	―	―	74,390

Net revenue	100,475	85,462	802	186,739

Expenses
Operations	51,631	29,186	326	81,143
Cash advance loss provision	3,443	33,107	―	36,550
Administration	7,335	7,401	203	14,939
Depreciation and amortization	5,344	2,990	93	8,427

Total expenses	67,753	72,684	622	141,059

Income from operations	$32,722	$12,778	$180	$45,680

As of December 31, 2007:

Total assets	$593,514	$304,170	$6,960	$904,644
Goodwill	$143,556	$157,355	$5,310	$306,221

Three Months Ended December 31, 2006:

Revenue
Finance and service charges	$40,425	$—	$—	$40,425
Proceeds from disposition of merchandise	99,864	—	—	99,864
Cash advance fees	11,783	60,087	—	71,870
Check cashing fees, royalties and other	770	1,940	845	3,555

Total revenue	152,842	62,027	845	215,714

Cost of revenue – disposed merchandise	63,020	—	—	63,020

Net revenue	89,822	62,027	845	152,694

Expenses
Operations	46,455	22,405	323	69,183
Cash advance loss provision	3,836	22,989	—	26,825
Administration	4,947	6,622	313	11,882
Depreciation and amortization	5,011	2,384	115	7,510

Total expenses	60,249	54,400	751	115,400

Income from operations	$29,573	$7,627	$94	$37,294

As of December 31, 2006:

Total assets	$545,593	$223,131	$7,520	$776,244
Goodwill	$141,700	$91,489	$5,310	$238,499

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES
INCOME FROM OPERATIONS BY OPERATING SEGMENT
YEAR ENDED DECEMBER 31, 2007 AND 2006
(in thousands)

	Pawn	Cash	Check
Year Ended December 31, 2007:	Lending	Advance(1)	Cashing	Consolidated

Revenue
Finance and service charges	$160,960	$ ―	$ ―	$160,960
Proceeds from disposition of merchandise	396,821	―	―	396,821
Cash advance fees	42,018	313,178	―	355,196
Check cashing fees, royalties and other	3,268	9,530	3,619	16,417

Total revenue	603,067	322,708	3,619	929,394

Cost of revenue – disposed merchandise	246,792	―	―	246,792

Net revenue	356,275	322,708	3,619	682,602

Expenses
Operations	193,950	109,260	1,270	304,480
Cash advance loss provision	14,985	140,253	―	155,238
Administration	31,564	24,727	959	57,250
Depreciation and amortization	20,750	10,988	387	32,125

Total expenses	261,249	285,228	2,616	549,093

Income from operations	$95,026	$37,480	$1,003	$133,509

Year Ended December 31, 2006:

Revenue
Finance and service charges	$149,472	$—	$—	$149,472
Proceeds from disposition of merchandise	334,036	—	—	334,036
Cash advance fees	43,676	151,429	—	195,105
Check cashing fees, royalties and other	2,816	9,160	3,925	15,901

Total revenue	530,000	160,589	3,925	694,514

Cost of revenue – disposed merchandise	204,929	—	—	204,929

Net revenue	325,071	160,589	3,925	489,585

Expenses
Operations	179,965	66,438	1,304	247,707
Cash advance loss provision	15,377	44,186	—	59,563
Administration	27,998	21,494	1,492	50,984
Depreciation and amortization	18,579	8,357	376	27,312

Total expenses	241,919	140,475	3,172	385,566

Income from operations	$83,152	$20,114	$753	$104,019

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES
INCOME FROM OPERATIONS BY OPERATING SEGMENT
THREE MONTHS ENDED DECEMBER 31, 2007 AND 2006
(in thousands)

(1) The Cash Advance segment is comprised of two distribution channels for the same product, a multi-unit, “storefront” platform of 304 units and an on-line, internet based lending platform. The amounts for the three months and year ended December 31, 2006 include activity from September 15, 2006 through December 31, 2006, as the internet based lending platform was purchased on September 15, 2006. The following table summarizes the results from each channel’s contributions to the Cash Advance segment for the three months and year ended December 31, 2007 and 2006:

		Internet	Total Cash
Three Months Ended December 31, 2007:	Storefront	Lending	Advance
Revenue
Cash advance fees	$33,214	$50,495	$83,709
Check cashing fees, royalties and other	1,753	—	1,753
Total revenue	34,967	50,495	85,462

Expenses
Operations	17,710	11,476	29,186
Cash advance loss provision	8,667	24,440	33,107
Administration	2,862	4,539	7,401
Depreciation and amortization	2,056	934	2,990
Total expenses	31,295	41,389	72,684
Income from operations	$3,672	$9,106	$12,778

As of December 31, 2007:
Total assets	$123,760	$180,410	$304,170
Goodwill	$44,618	$112,737	$157,355

		Internet	Total Cash
Three Months Ended December 31, 2006:	Storefront	Lending	Advance
Revenue
Cash advance fees	$33,227	$26,860	$60,087
Check cashing fees, royalties and other	1,940	—	1,940
Total revenue	35,167	26,860	62,027

Expenses
Operations	15,194	7,211	22,405
Cash advance loss provision	9,409	13,580	22,989
Administration	4,830	1,792	6,622
Depreciation and amortization	1,885	499	2,384
Total expenses	31,318	23,082	54,400
Income from operations	$3,849	$3,778	$7,627

As of December 31, 2006:
Total assets	$130,361	$92,770	$223,131
Goodwill	$44,618	$46,871	$91,489

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES
INCOME FROM OPERATIONS BY OPERATING SEGMENT
YEAR ENDED DECEMBER 31, 2007 AND 2006
(in thousands)

		Internet	Total Cash
Year Ended December 31, 2007:	Storefront	Lending	Advance
Revenue
Cash advance fees	$128,454	$184,724	$313,178
Check cashing fees, royalties and other	9,525	5	9,530
Total revenue	137,979	184,729	322,708

Expenses
Operations	68,249	41,011	109,260
Cash advance loss provision	37,383	102,870	140,253
Administration	10,797	13,930	24,727
Depreciation and amortization	7,980	3,008	10,988
Total expenses	124,409	160,819	285,228
Income from operations	$13,570	$23,910	$37,480

		Internet	Total Cash
Year Ended December 31, 2006:	Storefront	Lending	Advance
Revenue
Cash advance fees	$120,946	$30,483	$151,429
Check cashing fees, royalties and other	9,160	—	9,160
Total revenue	130,106	30,483	160,589

Expenses
Operations	58,632	7,806	66,438
Cash advance loss provision	29,369	14,817	44,186
Administration	19,512	1,982	21,494
Depreciation and amortization	7,698	659	8,357
Total expenses	115,211	25,264	140,475
Income from operations	$14,895	$5,219	$20,114

CONTACT:
Cash America International, Inc.
Thomas A. Bessant, Jr., 817-335-1100